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Exhibit 10.82 - Officers Party to Corixa Corporation Executive Employment
Agreement

Steven Gillis, Ph.D.
Chairman, Chief Executive Officer

Kenneth Grabstein, Ph.D.
Executive Vice President, Product Development

Michelle Burris
Senior Vice President and Chief Financial Officer

David Fanning
Senior Vice President, Chief Operating Officer

Greg Cox
Treasurer

Cindy Jacobs, M.D., Ph.D.
Senior Vice President, Clinical Development

Kathleen McKereghan
Senior Vice President, General Counsel and Secretary

Martin A. Cheever, M.D.
Vice President, Medical Affairs

Gary Christianson
Vice President, Technical Operations

Bernie Paul
Vice President, Human Resources

Russell Hawkinson
Vice President, Corporate Finance

Monica Krieger
Vice President, Regulatory Affairs

David Persing, M.D., Ph.D.
Vice President, Discovery Research

Michael Buckley, Ph.D.
Vice President, Bexxar Operations

Wayne Gombotz
Vice President, Process Science/Pharmaceutical Development

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Vaughn Himes, Ph.D.
Vice President, Worldwide Manufacturing

Stanford Stewart, M.D.
Vice President, Clinical Research

Chris Rivera
Vice President, Sales